SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 21, 2012

Date of Report (Date of earliest event reported)

NDB Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-52040

(Commission File Number)

98-0195748

(I.R.S. Employer Identification No.)

10777 Westheimer Rd.

Suite 1100

Houston, Texas 77042

(Address of principal executive offices)

(800) 676-1006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 21, 2012, NDB Energy, Inc. (the “Company,” or “we”) entered into a share exchange agreement (the “Share Exchange Agreement”) with Armada Oil, Inc., a corporation organized under the laws of the State of Nevada (“Armada”) and Armada’s stockholders (the “Armada Stockholders”). Upon the closing of the transaction contemplated by the Share Exchange Agreement the Armada Stockholders will sell all of the issued and outstanding shares of Armada’s common stock and all outstanding stock purchase warrants (the “Armada Securities”) to the Company in return for 8,870,000 shares of the Company’s common stock, 2,520,000 Company Series B Warrants allowing the Armada Stockholders to purchase up to an equal number of shares of the Company’s common stock for a period of 5 years from the date of issuance at a purchase price of $2.00 per share and 2,520,000 Company Series C Warrants allowing the Armada stockholders to purchase up to an equal number of the Company’s shares of common stock for a period of 7 years from the date of issuance at a purchase price of $3.00 per share (collectively, the “Company Securities”).

The Company Series C Warrants contain a restrictive clause restricting the holder from exercising the warrant until such time as the Company informs the holder that the exercise of all the Series C Warrants, along with all other shares of the Company’s common stock issued to the Armada Stockholders pursuant to the Share Exchange Agreement, would constitute less than 49.9% of the Company’s issued and outstanding shares of common stock. Additionally, upon the completion of the transaction contemplated by the Share Exchange Agreement, the Company will appoint David Moss as a director of the Company. The Company has also agreed to file a registration statement with the Securities and Exchange Commission to register the Company Securities within 60 days from the Company filing its Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2012.

Upon completion of the transaction contemplated by the Share Exchange Agreement Armada will be a wholly-owned subsidiary of the Company and the Armada Stockholders will own approximately 43.7% of the Company’s then issued and outstanding shares of common stock.

Armada is an independent energy company engaged in the exploration and production of oil and natural gas through the development of multiple objective oil and gas exploration projects located in Southern Wyoming. The projects are near existing infrastructure; including oil and natural gas pipelines, oil refineries and gas processing plants as well as various productive oil and natural gas fields. Armada currently holds interests in properties located in Carbon County, Wyoming.

                Armada’s business strategy, which is designated the “Overland Trail Project”, is to identify and exploit resources from potential sandstone reservoirs in the Upper and Lower parts of the Permian-Pennsylvanian age Casper (Tensleep) Formation with secondary targets in the Niobrara Formation. High resistivity development in the 1st, 2nd and 3rd Niobrara Chalks, along with overlying and underlying high organic content marls has been noted in the dozen or so logged wells that have penetrated the Niobrara Formation. Additionally, gas shows have been recorded from wells drilled on Simpson Ridge Anticline on the west end and the Chapman Draw area on the north end of the project area. Finally, approximately 140 miles of vintage 2D CDP seismic lines attest to the conformity of the Niobrara reflections that are present between thrust faults and away from well control points.

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Upon acquiring Armada, we intend to develop and produce reserves at a low cost and will take an aggressive approach to exploiting our contiguous acreage position through utilization of recent drilling technology advancements and best-practices seismic techniques. We believe that, through our acquisition of Armada, we will become uniquely familiar with the history and geology of the Overland Trail Project area through our collective experience in the region and our relationships with geologists and engineers who initiated and developed this and other projects in the area for more than 30 years. We believe that implementing our drilling strategy and using new drilling and completion techniques will enable us to find significant gas and oil reserves in the Overland Trail Project area.

                The Company’s obligations to purchase, and the Armada Stockholder’s obligation to sell, the Armada Securities is conditioned upon the Company and Armada completing their due diligence and providing the other respective party with certain additional information and documents as set forth in the Share Exchange Agreement. The Share Exchange Agreement will terminate if the parties have not closed on the transactions contemplated in the Share Exchange Agreement prior to March 31, 2012, unless extended by the Company and Armada in writing. A copy of the Share Exchange Agreement is attached is Exhibit 10.1 hereto.

SECTION 7. Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

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SECTION 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

10.1	Share Exchange Agreement between NDB Energy, Inc., Armada Oil, Inc. and the Armada Stockholders, dated March 21, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 26, 2012.

NDB Energy, Inc.

By: /s/ James Cerna, Jr.

James Cerna, Jr.

President and Chief Executive Officer

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